Exhibit 32.2

Certification of the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2020, of Stein Mart, Inc. (the “Form 10-Q”), I, James B. Brown, Executive Vice President and Chief Financial Officer of Stein Mart, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Stein Mart, Inc.

Date: July 16, 2020	/s/ James B. Brown
James B. Brown
Executive Vice President and Chief Financial Officer